
                                                                    EXHIBIT 99.2

                                FORM OF ELECTION

                To accompany certificates representing shares
                     of common stock ("SJK Common Stock"),
                          no par value per share, of

            ST. JOHN KNITS, INC., a California corporation ("SJK")

     when submitted pursuant to an election ("Non-Cash Election") to retain shares of common stock, par value $0.01 per share ("Non-Cash Election Shares"), of ST. JOHN KNITS INTERNATIONAL, INCORPORATED, a Delaware corporation ("SJKI"), in connection with the proposed merger (the "Merger") of Pearl Acquisition Corp.
("Acquisition") with and into SJKI.

                     The Exchange Agent for the Merger is:
                         HARRIS TRUST AND SAVINGS BANK
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
         By Mail:                  Facsimile Transmission:        By Hand or Overnight Courier:
Harris Trust and Savings Bank  (for Eligible Institutions only)   Harris Trust and Savings Bank
  c/o Harris Trust Company              (212) 701-7636              c/o Harris Trust Company
         of New York                                                       of New York
      Wall Street Station                                                Receive Window
        P.O. Box 1023                                                   Wall Street Plaza
   New York, NY  10268-1023                                         88 Pine Street, 19th Floor
                                                                        New York, NY  10005

                          For Confirmation Telephone:
                                (212) 701-7624
                   The Information Agent for the Merger is:

                            D. F. KING & CO., INC.
                          77 Water Street, 20th Floor
                           New York, New York  10005

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                        BOX I:  ELECTION AND DESCRIPTION OF SHARES OF SJK COMMON STOCK ENCLOSED
                                        (Attach additional sheets if necessary)
                                See "Special Election Instructions" and Instruction 3.
-----------------------------------------------------------------------------------------------------------------------
        Name and Address of Registered Holder(s)              Certificate     Number of Shares     Number of Shares For
  (Please fill in, if blank, exactly as name(s) appears          Number      Represented by Each     Which a Non-Cash
                 on Certificate(s))*                                             Certificate         Election is Made
-----------------------------------------------------------------------------------------------------------------------

                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------

                                                           ------------------------------------------------------------
                                                             Total Number
                                                              of Shares
-----------------------------------------------------------------------------------------------------------------------

*Only certificates registered in a single form may be deposited with this Form of Election. If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election as there are different registrations of certificates. Unless otherwise indicated, it will be assumed that all shares listed in Box I are to be treated as having made a Non-Cash Election.

DELIVERY OF THIS FORM OF ELECTION TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE FOR THE EXCHANGE AGENT DOES NOT CONSTITUTE A VALID DELIVERY. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY. COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED WITH THIS FORM OF ELECTION AND SIGN IN BOX IV OF THIS FORM OF ELECTION.

[_] Check here if you cannot locate certificates. Upon receipt of this Form of Election, the Exchange Agent will contact you directly with replacement instructions. You cannot submit an effective Form of Election without attaching your stock certificate(s) (or a guarantee of delivery) to this Form of Election. Therefore, if you wish to make an effective Non-Cash Election, it is critical that you act immediately to obtain replacement stock certificates. If you submit a guarantee of delivery, the certificates representing shares of SJK Common Stock in respect of which a Non-Cash Election is being made must be delivered within three trading days thereafter.

     HOLDERS OF SJK COMMON STOCK WHO DO NOT WISH TO MAKE A NON-CASH ELECTION (ANY SUCH HOLDER, A "NON-ELECTING HOLDER") SHOULD NOT SUBMIT THIS FORM OF ELECTION. EACH SHARE OF SJK COMMON STOCK OWNED BY ANY SUCH NON-ELECTING HOLDER WILL AUTOMATICALLY, SUBJECT TO PRORATION AS DESCRIBED IN THE PROXY STATEMENT (AS DEFINED BELOW), BE CONVERTED INTO THE RIGHT TO RECEIVE AN AMOUNT EQUAL TO $30.00 IN CASH FROM SJKI FOLLOWING THE MERGER.

     TO BE EFFECTIVE, THIS FORM OF ELECTION, TOGETHER WITH YOUR STOCK CERTIFICATES (OR GUARANTEE OF DELIVERY OF SUCH STOCK CERTIFICATES) MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE SPECIFIED IN THE INSTRUCTIONS.

     In connection with the Merger, the undersigned hereby submits the certificate(s) for shares of SJK Common Stock listed in BOX I and elects, subject to proration and other conditions as set forth below, to have all or a portion of the shares of SJK Common Stock represented by such certificates converted into the right to retain Non-Cash Election Shares following the Merger.

     By delivering certificates for shares of SJK Common Stock, the registered holder of such certificates releases SJK, SJKI, Acquisition and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such SJK Common Stock or the exchange of such SJK Common Stock pursuant to the Merger Agreement.

     It is understood that this Form of Election and the following election are subject to (i) the terms, conditions and limitations set forth in the Proxy Statement-Prospectus dated _______________, 1999, relating to the Merger (including all annexes thereto, and as it may be amended or supplemented from time to time, the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger, dated as of February 2, 1999 (as the same may be amended or supplemented from time to time, the "Merger Agreement"), a conformed copy of which appears as Appendix A to the Proxy Statement, and (iii) the accompanying Instructions. Capitalized terms not otherwise defined in this Form of Election shall have the meanings given to such terms in the Merger Agreement.

     The undersigned understands that a Non-Cash Election is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement including, but not limited to, the fact that only 456,047 Non-Cash Election Shares will be issued in the Merger and the remaining outstanding shares of SJK Common Stock will be converted into the right to receive cash in the Merger. THE UNDERSIGNED ACKNOWLEDGES THAT THE MERGER AGREEMENT PROVIDES FOR PRORATION, WITH THE RESULT THAT THE UNDERSIGNED MAY RECEIVE A MIX OF CASH AND NON-CASH ELECTION SHARES THAT DIFFERS FROM THE NON-CASH ELECTION MADE HEREBY.

     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election covers all of the shares of SJK Common Stock owned by the undersigned in a representative or fiduciary capacity for such particular beneficial owner.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of SJK Common Stock to SJK and to receive on behalf of the undersigned, in exchange for the shares of SJK Common Stock represented thereby, any certificate for Non-Cash Election Shares or check for cash issuable in the Merger pursuant to the Merger Agreement. If certificates of SJK Common Stock are not delivered herewith, there is furnished below a guarantee of delivery of such certificates representing shares of SJK Common Stock from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States.

     The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the Closing Dates, the registered holder of the shares of SJK Common Stock represented by the certificate(s) for SJK Common Stock surrendered herewith, with good title to such shares of SJK Common Stock and full power and authority (i) to sell, assign and transfer such shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims and (ii) to make the Non-Cash Election indicated herein. All authority conferred or agreed to be conferred in this Form of Election shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

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                         SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                                             (PLEASE REFER TO ACCOMPANYING GUIDELINES)
------------------------------------------------------------------------------------------------------------------------------------

PART 1 - PLEASE ENTER YOUR
SOCIAL SECURITY NUMBER OR
EMPLOYER IDENTIFICATION NUMBER
------------------------------------------------------------------------------------------------------------------------------------

PART 2 - CERTIFICATION                                                             PART 3 - CERTIFICATION FOR FOREIGN RECORD HOLDERS

Please check the box at the right if you have applied for, and are awaiting        Under penalties of perjury, I certify that I am
receipt of, your Taxpayer Identification Number.                   [_]             not a United States citizen or resident (or I am
                                                                                   signing for a foreign corporation, partnership,
Under penalties of perjury, I certify that:                                        estate or trust).

(1)  The number shown on this form is my correct Taxpayer Identification           SIGNATURE: ___________________________________
     Number (or I am waiting for a number to be issued to me) and                  DATE: ________________________________________
(2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certificate Instructions - You may cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE: _________________________________________________________               Date: _______________________________________
------------------------------------------------------------------------------------------------------------------------------------

IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

                                  CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration
Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer
Identification Number to the payer, 31% of all payments made to me pursuant to this Merger shall be retained until I provide a
Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

SIGNATURE: _________________________________________________________               Date: _______________________________________
------------------------------------------------------------------------------------------------------------------------------------

NOTE:  FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.
------------------------------------------------------------------------------------------------------------------------------------


Unless otherwise indicated under Special Payment Instructions below, please issue any certificate for Non-Cash Election Shares and/or any check issuable in exchange for the shares of SJK Common Stock represented by the certificates submitted hereby in the name of the registered holder(s) of such SJK Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any certificate for shares of SJKI Common Stock and/or any check for cash issuable in exchange for the shares of SJK Common Stock represented by the certificates submitted hereby to the registered holder(s) of the SJK Common Stock at the address or addresses shown above.

                           BOX II                                                                 BOX III
-------------------------------------------------------------         --------------------------------------------------------------


               SPECIAL PAYMENT INSTRUCTIONS                                             SPECIAL DELIVERY INSTRUCTIONS
                    (SEE INSTRUCTIONS)                                                       (SEE INSTRUCTIONS)

To be completed ONLY if the certificate(s) for Non-Cash               To be completed ONLY if the certificate(s) for Non-Cash
Election Shares are to be registered in the name of, or the           Election Shares are to be registered in the name of, or the
check(s) are to be made payable to, someone other than the            check(s) are to be made payable to, the registered holder(s)
registered holder(s) of shares of SJK Common Stock.                   of shares of SJK Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above.

NAME: _____________________________________________________           NAME: _____________________________________________________
ADDRESS: __________________________________________________           ADDRESS: __________________________________________________
___________________________________________________________           ___________________________________________________________
___________________________________________________________           ___________________________________________________________

                 EMPLOYER IDENTIFICATION OR
                   SOCIAL SECURITY NUMBER

               ______________________________

-------------------------------------------------------------         --------------------------------------------------------------


                                                     BOX IV:  PLEASE SIGN HERE
                                                        (SEE INSTRUCTIONS)
------------------------------------------------------------------------------------------------------------------------------------


The undersigned represents and warrants that the undersigned has full power and authority to transfer the shares of SJK Common Stock surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the
Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent to be necessary and desirable to complete the transfer of the shares of SJK Common Stock surrendered hereby.

_____________________________________________________          Name: _______________________________________
Signature of Owner                                                   (Please Print)

Dated: ______________________________________________          Telephone Number
                                                               (including area code): _______________________

                                                               Tax Identification or
                                                               Social Security Number: ______________________

_____________________________________________________          Name: _______________________________________
Signature of Owner                                                   (Please Print)

Dated: ______________________________________________          Telephone Number
                                                               (including area code): _______________________

                                                               Tax Identification or
                                                               Social Security Number: ______________________

_____________________________________________________          Name: _______________________________________
Signature of Owner                                                   (Please Print)

Dated: ______________________________________________          Telephone Number
                                                               (including area code): _______________________

                                                               Tax Identification or
                                                               Social Security Number: ______________________

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth the following information and see Instructions.

Name(s): __________________________________________________________________________
Capacity (full title): ____________________________________________________________
Address: __________________________________________________________________________
         __________________________________________________________________________
Telephone Number (including area code): ___________________________________________

------------------------------------------------------------------------------------------------------------------------------------

                                                     GUARANTEE OF SIGNATURE(S)
                                                        (SEE INSTRUCTIONS)

The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election.

NAME OF FIRM: _____________________________________________________________________
ADDRESS: __________________________________________________________________________
         __________________________________________________________________________
AUTHORIZED SIGNATURE: _____________________________________________________________
NAME: _____________________________________________________________________________
TELEPHONE NUMBER (INCLUDING AREA CODE): ___________________________________________

------------------------------------------------------------------------------------------------------------------------------------


                                                   BOX V:  GUARANTEE OF DELIVERY
                                  (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)
                                                        (SEE INSTRUCTIONS)
------------------------------------------------------------------------------------------------------------------------------------

The undersigned is: (1) a member of a national securities exchange; (2) a member of the National Association of Securities Dealers,
Inc.; or (3) a commercial bank or trust company having an office in the United States; and guarantees to deliver to the Exchange
Agent the certificates for shares of SJK Common Stock to which this Form of Election relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of SJK, no later than 5:00 P.M. New York City time on the third New York Stock Exchange trading day after the date of execution of this guarantee of delivery.
------------------------------------------------------------------------------------------------------------------------------------


_________________________________________________              _________________________________________________
(Firm - Please Print)                                          _________________________________________________
_________________________________________________              _________________________________________________
(Authorized Signature)                                         (Address)
_________________________________________________              _________________________________________________
(Date)                                                         (Telephone Number  including area code)
                                                               _________________________________________________
                                                               (Contact Name)
------------------------------------------------------------------------------------------------------------------------------------


                       INSTRUCTIONS FOR FORM OF ELECTION

A.   SPECIAL CONDITIONS.

     1. Time in Which to Elect. To be effective, a Non-Cash Election pursuant to the terms and conditions set forth herein on this Form of Election or a facsimile hereof, accompanied by the above-described certificates representing shares of SJK Common Stock or a proper guarantee of delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 P.M., New York City time, on _______________, 1999 (the "Election Date"). Holders of SJK Common Stock whose stock certificates are not immediately available may also make an effective Non-Cash Election by completing this Form of Election or a facsimile hereof and having the Guarantee of Delivery box (BOX
V) properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of SJK, no later than 5:00 P.M., New York City time, on the third New York Stock Exchange trading day after the date of execution of such guarantee of delivery). Each share of SJK Common Stock with respect to which the Exchange Agent shall have not received an effective Non-Cash Election prior to the Election Date, or with respect to which the proration procedures set forth in the Proxy Statement pertain, outstanding at the Effective Time of the Acquisition Merger will be converted into the right to receive an amount equal to $30.00 in cash from SJKI following the Merger. See Instruction C.

     2. Revocation of Non-Cash Election. Any Non-Cash Election may be revoked by the person who submitted this Form of Election to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent prior to the Election Date. Such notice must specify the person in whose name the shares of SJK Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If a Non-Cash Election is revoked, and the certificate(s) for shares withdrawn, the SJK Common Stock certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).

     3. Termination of Right to Elect. If for any reason the Merger is not consummated or is abandoned, all Forms of Election will be void and of no effect. Certificate(s) for SJK Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B.   ELECTION AND PRORATION PROCEDURES.

     A description of the election and proration procedures is set forth in the Proxy Statement under "THE MERGERS - Election Procedures; - Conversion/Retention of Shares; Procedures for Exchange of Certificates." A full statement of the election and proration procedures is contained in the Merger Agreement and all Non-Cash Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY NON-CASH ELECTION, A HOLDER OF SJK COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "SPECIAL FACTORS - MATERIAL FEDERAL INCOME TAX CONSEQUENCES."

     AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF SJK COMMON STOCK MAY RECEIVE NON-CASH ELECTION SHARES AND/OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF NON-CASH ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C.   RECEIPT OF NON-CASH ELECTION SHARES OR CHECKS.

     As soon as practicable after the Effective Time of the Acquisition Merger and after the Election Date, the Exchange Agent will mail certificate(s) for Non-Cash Election Shares and/or cash payments by check to the holders of SJK Common Stock with respect to each share of SJK Common Stock which is included in any effective Non-Cash Election. Holders of SJK Common Stock who declined to make a Non-Cash Election, or failed to make an effective Non-Cash Election, with respect to any or all of their shares will receive, for each such share, the right to receive an amount equal to $30.00 in cash, subject to proration, as soon as practicable after the certificate(s) representing such share or shares have been submitted.

     No fractional Non-Cash Election Shares will be issued in connection with the Merger. In lieu thereof, each fractional share shall be exchanged for an amount in cash (without interest) equal to the product of such fraction multiplied by the average of the last reported sales price, regular way, per share of SJK common stock on the New York Stock Exchange Composite Transactions for the ten business days prior to and including the last business day prior to the day on which the effective time of the Acquisition Merger occurs, as set forth in Section 4.6(e)(ii) of the Merger Agreement.

D.   GENERAL.

     1. Execution and Delivery. This Form of Election or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered (together with stock certificate(s) representing the shares of SJK Common Stock as to which the Non-Cash

Election is made or with a duly signed guarantee of delivery of such certificate(s)) to the Exchange Agent at the address set forth above for the Exchange Agent.

     THE METHOD OF DELIVERY OF CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

     2. Inadequate Space. If there is insufficient space on this Form of Election to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

     3. Guarantee of Signatures. Signatures on all Forms of Election must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP (an "Eligible Institution"), except in cases where securities are surrendered (i) by a registered holder of the securities who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Form of Election or (ii) for the account of an Eligible Institution. See Instruction D.4.

     4. Book-Entry Transfer of Shares. The Exchange Agent has established an account with respect to the shares of SJK Common Stock at The Depository Trust Company (the "Book-Entry Transfer Facility"). Any financial institution that is a participant in the Book-Entry Transfer Facility system may make book-entry delivery of shares of SJK Common Stock by causing the Book-Entry Transfer Facility to transfer such shares of SJK Common Stock into the Exchange Agent's account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedure for such transfer. However, although delivery of such shares of SJK Common Stock may be effected through book-entry transfer at the Book-Entry Transfer Facility, a properly completed and duly executed Form of Election with any required signature guarantees and any other required documents must, in any case, be transmitted to and received by the Exchange Agent at one of its addresses set forth on the first page of the Form of Election no later than 5:00 p.m. New York City time on the Election Date. In addition, for such Form of Election to be effective, confirmation of book-entry transfer of such shares of SJK Common Stock into the Exchange Agent's account at the Book-Entry Transfer Facility must be received by the Exchange Agent no later than 5:00 p.m. New York City time on the Election Date.

     5. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form of Election should correspond exactly with the name(s) as written on the face of the certificate(s) submitted, unless shares of SJK Common Stock described on this Form of Election have been assigned by the registered holder(s), in which event this Form of Election should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificates.

     If this Form of Election is signed by a person or persons other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

     If this Form of Election or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with this Form of Election.

     6. Partial Exchanges. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be submitted for exchange, fill in the number of shares which are to be submitted in the box entitled "Number of Shares For Which a Non-Cash Election Is Made" (BOX I). In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the registered owner(s) as soon as practicable following the Election Date. All shares represented by certificates submitted hereunder will be deemed to have been submitted unless otherwise indicated.

     7. Lost, Stolen or Destroyed Certificates. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of the Form of Election and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a stock certificate(s) representing Non-Cash Election Shares and/or any checks in accordance with the Merger Agreement.

     8. Stock Transfer Taxes. If payment for securities is to be made to any person other than the registered holder, or if surrendered certificates are registered in the name of any person other than the person(s) signing the Form of Election, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such securities if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     9. New Certificates and/or Checks in Same Name. If any stock certificate(s) representing Non-Cash Election Shares or any check(s) in respect of Non-Cash Election Shares are to be registered in, or made payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of SJK Common Stock submitted with the Form of Election, no endorsement of certificate(s) or separate stock power(s) are required.

     10. New Certificates and Checks in Different Name. If any stock certificate(s) representing Non-Cash Election Shares or any check(s) in respect of Non-Cash Election Shares are to be registered in, or made payable to the order of, other than exactly the same name(s) that appear on the certificate(s) representing shares of SJK Common Stock submitted with the Form of Election, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings & loan association) or trust company in the United States which is a member in good standing of the Exchange Agent's Medallion Program.

     11. Special Delivery Instructions. If the checks are to be payable to the order of, or the certificates for Non-Cash Election Shares are to be registered in, the name of the registered holder(s) of shares of SJK Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s), it will be necessary to indicate such person or address in BOX III.

     12. Miscellaneous. A single check and/or a single stock certificate representing Non-Cash Election Shares will be issued in exchange for shares of SJK Common Stock submitted herewith.

     13. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payment made to holders of SJK Common Stock pursuant to the Merger. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in the Form of Election and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent shall retain 31% of payments made to a holder during the sixty
(60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the certificates for SJK Common Stock are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("Guidelines") for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if SJK Common Stock is held in more than one name), consult the enclosed Guidelines.

     Failure to complete the Substitute Form W-9 will not, by itself, cause SJK Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     14. Additional Copies. Additional copies of the Form of Election may be obtained from Harris Trust Company of New York at the address listed above.

     All questions with respect to this Form of Election, the Non-Cash Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation of any Non-Cash Election and computations as to proration), and the validity, form and eligibility of any surrender of certificates will be determined by SJK and Acquisition and such determination shall be final and binding. SJK and Acquisition reserve the right to waive any irregularities or defects in the surrender of any certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For This Type of Account:               Give the Social      For this type of account:                        Give the Employer
                                     Security Number of -                                                 Identification number
                                                                                                                   of -
-----------------------------       ---------------------------------------------------------------------------------------------
1.  An individual                   The individual            9.  A valid trust, estate, or pension trust    Legal entity (Do not
                                                                                                             furnish the identifying
                                                                                                             number of the personal
                                                                                                             representative or
                                                                                                             trustee unless the
                                                                                                             legal entity itself is
                                                                                                             not designated in the
                                                                                                             account title.)(5)
2.  Two or more individuals         The actual owner of      10.  Corporate account                          The corporation
    (joint  account)                the account or, if
                                    combined funds, any
                                    one of the individuals
                                    (1)

3.  Husband and wife                The actual owner of      11.  Religious, charitable, or educational      The organization
    (joint account)                 the account or, if            organization account
                                    joint funds, either
                                    person (1)

4.  Custodian account of a          The minor (2)            12.  Partnership account held in the name       The partnership
    minor (Uniform Gift                                           of the business
    to Minors Act)

5.  Adult and minor                 The adult or, if the     13.  Association, club, or other                The organization
    (joint account)                 minor is the only             tax-exempt organization
                                    contributor, the minor
                                    (1)

6.  Account in the name of          The ward, minor, or      14.  A broker or registered nominee             The broker or nominee
    guardian or committee for       incompetent person (3)
    a designated ward, minor,
    or incompetent person

7.  a.  The usual revocable         The grantor-trustee (1)  15.  Account with the Department of             The public entity
        savings trust account                                     Agriculture in the name of a public entity
        (grantor is also trustee)                                 (such as a State or local government,
    b.  So-called trust account     The actual owner (1)          school district, or prison) that receives
        that is not a legal or                                    agricultural program payments
        valid trust under
        State Law
8.  Sole proprietorship account     The owner (4)
----------------------------------------------------------   -----------------------------------------------------------------------


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or Employer Identification Number (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                                 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                              NUMBER ON SUBSTITUTE FORM W-9

                                                             Page 2
Obtaining a Number                                                     Payments of interest not generally subject to backup
If you don't have a taxpayer identification number or you              withholding include the following:
don't know your number, obtain Form SS-5, Application for
a Social Security Number Card, or Form SS-4, Application                  .  Payments of interest on obligations issued by
for Employer Identification Number (for business and all                     individuals.  Note:  You may be subject to backup
other entities), at the local office to the Social                           withholding if this interest is $600 or more and is
Security Administration or the Internal Revenue Service                      paid in the course of the payer's trade or business
(the "IRS") and apply for a number.                                          and you have not provided your correct taxpayer
                                                                             identification number to the payer.
Payees Exempt From Backup Withholding                                     .  Payments of tax-exempt interest (including exempt-
Payees specifically exempted from backup withholding on                      interest dividends under section 852 of the Code).
ALL payments include the following:                                       .  Payments described in section 6049(b)(5) of the Code
   .  A corporation                                                          to nonresident aliens.
   .  A financial institution.                                            .  Payments on tax-free covenant bonds under Section
                                                                             1451 of the Code.
   .  An organization exempt from tax under section 501(a)                .  Payments made by certain foreign organizations.
      of the Internal Revenue Code of 1986, as amended (the               .  Payments made to a nominee.
      "Code"), or an individual retirement plan, or a                  Exempt Payees described above should file Form W-9 to avoid
      custodial account under section 403(b)(7) of the Code,           possible erroneous backup withholding.  FILE THIS FORM WITH
      if the account satisfies the requirements of section             THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER,
      401(f)(2) of the Code.                                           WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO
                                                                       THE PAYER.  IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR
   .  The United States or any agency or instrumentality               PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
      thereof.
   .  A State, the District of Columbia, a possession of the           Certain payments other than interest dividends, and
      United States, or any subdivision or instrumentality             patronage dividends, that are not subject to information
      thereof.                                                         reporting are also not subject to backup withholding.  For
   .  A foreign government, a political subdivision of a               details, see the regulations under sections 6041, 6041A(a),
      foreign government, or any agency or instrumentality             6045, and 6050A of the Code and the Treasury regulations
      thereof.                                                         promulgated thereunder.
   .  An international organization or any agency, or
      instrumentality thereof.                                         Privacy Act Notice.  Section 6109 of the Code requires most
   .  A registered dealer in securities or commodities                 recipients of dividend, interest, or other payments to give
      registered in the U.S. or a possession of the U.S.               taxpayer identification numbers to payers who must report
   .  A real estate investment trust.                                  the payments to the IRS.  The IRS uses the numbers for
   .  A common trust fund operated by a bank under section             identification purposes.  Payers must be given the numbers
      584(a) of the Code.                                              whether or not recipients are required to file tax returns.
   .  An exempt charitable remainder trust, or a non-exempt            Payers must generally withhold 31% of taxable interest,
      trust described in section 4947(a)(1) of the Code.               dividend, and certain other payments to a payee who does
   .  An entity registered at all times under the Investment           not furnish a taxpayer identification number to a payer.
      Company Act of 1940.                                             Certain penalties may also apply.
   .  A foreign central bank of issue.
   .  A middleman known in the investment community as a               Penalties
      nominee or who is listed in the most recent publication          (1) Penalty for Failure to Furnish Taxpayer Identification
      of the American Society of Corporate Secretaries, Inc.,          Number.  If you fail to furnish your taxpayer
      Nominee List.                                                    identification number to payer, you are subject to a
Payments of dividends and patronage dividends not generally            penalty of $50 for each such failure unless your failure
subject to backup withholding include the following:                   is due to a reasonable cause and not to willful neglect.
   .  Payments to nonresident aliens subject to withholding            (2) Civil Penalty for False Information With Respect to
      under section 1441 of the Code.                                  Withholding.  If you make a false statement with no
   .  Payments to partnerships not engaged in a trade or               reasonable basis which results in no imposition of
      business in the U.S. and which have at least one                 backup withholding, you are subject to a penalty
      nonresident partner.                                             of $500.
   .  Payments of patronage dividends where the amount                 (3) Criminal Penalty for Falsifying Information.
      received is not paid in money.                                   Falsifying certifications or affirmations may subject
   .  Payments made by certain foreign organizations.                  you to criminal penalties including fines and/or
   .  Payments made to a nominee.                                      imprisonment.
   .  Section 401(k) payments made by an ESOP.
                                                                                 FOR ADDITIONAL INFORMATION CONTACT
                                                                                   YOUR TAX CONSULTANT OR THE IRS